                                 SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, for Use of the
                                              Commission Only (as Permitted by
[_]  Definitive Proxy Statement               Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                  PIMCO Strategic Global Government Fund, Inc.
                (Name of Registrant as Specified In Its Charter)


                                      N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

      Notes:

[LOGO] of PIMCO

                 PIMCO STRATEGIC GLOBAL GOVERNMENT FUND, INC.

                           840 Newport Center Drive
                        Newport Beach, California 92660
                                (800) 426-5523

                 Notice of the Annual Meeting of Stockholders

To the Stockholders:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of PIMCO Strategic Global Government Fund, Inc., formerly RCM Strategic Global Government Fund, Inc., a Maryland corporation (the "Fund"), will be held on June 21, 2002, at 10:00 a.m. (Pacific time) at the offices of Pacific Investment Management Company LLC ("PIMCO"), located at 800 Newport Center Drive, 6th Floor, Newport Beach, California 92660. At the Meeting, you and the other stockholders of the Fund will be asked to consider and vote on the following matters:

      1. To elect three directors to the Board of Directors of the Fund.

      2. To approve a new investment management agreement between the Fund and PIMCO.

      3. To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

   Stockholders of record at the close of business on April 30, 2002 are entitled to notice of, and to vote at, the Meeting. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and the maximum number of shares may be voted. You may change your vote by written notice to the Fund, by submission of a subsequent proxy, or by voting in person at the Meeting.

                                          By Order of the Board of Directors,

                                                      Garlin G. Flynn
                                                         Secretary

Newport Beach, California
May 20, 2002

                 PIMCO STRATEGIC GLOBAL GOVERNMENT FUND, INC.

                           840 Newport Center Drive
                        Newport Beach, California 92660
                                (800) 426-5523

                                Proxy Statement

   This Proxy Statement is being provided to the stockholders of PIMCO Strategic Global Government Fund, Inc., formerly RCM Strategic Global Government Fund, Inc., a Maryland corporation (the "Fund"), in connection with the solicitation of proxies by the Board of Directors of the Fund (the "Board of Directors" or the "Board"). The proxies are to be used at the Annual Meeting of Stockholders (the "Meeting") to be held at the offices of Pacific Investment Management Company LLC ("PIMCO"), the Fund's investment manager, located at 800 Newport Center Drive, 6th Floor, Newport Beach, California, 92660, on June 21, 2002 at 10:00 a.m. (Pacific time), and any adjournment(s) thereof, for action upon the matters set forth in the Notice of the Annual Meeting of Stockholders. This Proxy Statement and the enclosed form of Proxy were first mailed to stockholders on or about May 20, 2002.

   All shares represented by each properly signed proxy ("Proxy") received prior to the Meeting will be voted at the Meeting. If a stockholder specifies how the Proxy is to be voted on any of the business matters to come before the Meeting, it will be voted in accordance with the specification. If no specification is made, the Proxy will be voted FOR the election of the directors nominated by the Board of Directors (Proposal 1) and FOR the approval of a new investment management agreement between the Fund and PIMCO (Proposal
2). The Proxy may be revoked by a stockholder at any time prior to its use by written notice to the Fund, by submission of a subsequent Proxy, or by voting in person at the Meeting.

   The representation in person or by proxy of at least a majority of the outstanding shares of common stock of the Fund entitled to vote is necessary to constitute a quorum for transacting business at the meeting. For purposes of determining the presence of a quorum, abstentions, withheld votes or broker "non-votes" will be counted as present. Broker "non-votes" occur when the Fund receives a Proxy from a broker or nominee indicating that the broker or nominee does not have discretionary power to vote on a particular matter and that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote the shares represented by the Proxy.

   Proposal 1 requires, for the re-election and election of the nominees to the Board of Directors, a plurality of the shares cast in the election of directors at the Meeting. See "Proposal 1--Required Vote." Proposal 2 requires, for the approval of a new investment management agreement, the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). See "Proposal 2--Required Vote." Assuming a quorum is present, withheld votes and broker "non-votes" will not be counted in favor of or against, and will have no other effect on the voting on, Proposal 1. Assuming a quorum is present, abstentions and broker "non-votes" will have the same effect as a vote against Proposal 2.

   The cost of solicitation, including postage, printing and handling, will be borne by the Fund. The solicitation will be made primarily by mail, but may be supplemented by telephone calls, and personal interviews by officers, employees and agents of the Fund.

   At the close of business on April 30, 2002, the record date for the determination of stockholders entitled to vote at the Meeting (the "Record Date"), there were outstanding 34,185,526 shares of common stock. Each such share is entitled to one vote.

   As of the Record Date, Cede & Co., a nominee of Depository Trust Company ("DTC"), owned of record 33,206,203 shares of the Fund, or approximately 97% of the number of shares entitled to vote at the meeting. DTC is a securities depository for brokers, dealers and other institutional investors. Securities are so deposited for the purpose of permitting book entry transfers of securities among such investors. The Fund does not know the names of beneficial owners of the shares that have been deposited at DTC. As of the Record Date, all directors and officers as a group owned, beneficially, less than 1% of the outstanding shares of the Fund.

                             ELECTION OF DIRECTORS
                                 (PROPOSAL 1)

   The Board of Directors currently consists of three classes of directors. Directors hold office for staggered terms of three years (or less if they are filling a vacancy) and until their successors are elected and qualified, or until their earlier resignation or removal. One class is elected each year to succeed the directors whose term is expiring. The current term of the Class II Directors expires at this year's Annual Meeting. The current terms of the Class I and Class III Directors will expire in 2004 and 2003, respectively, when their respective successors are elected and qualified.

   The Board of Directors has designated James M. Whitaker for re-election at the Meeting as a Class II director. Mr. Whitaker was re-elected to the Board of Directors by stockholders on August 26, 1999. If re-elected as a Class II director, Mr. Whitaker's term will expire at the Annual Meeting of Stockholders in 2005.

   The Board of Directors has designated Carter W. Dunlap, Jr. for election as a Class II director at the Meeting. If elected as a Class II director, Mr. Dunlap's term will expire at the Annual Meeting of Stockholders in 2005.

   The Board of Directors has designated Brent R. Harris for re-election as a Class III director at the Meeting. Mr. Harris was elected to the Board of Directors as a Class III director on February 8, 2002, to serve until the Meeting. If re-elected as a Class III director, Mr. Harris's term will expire at the Annual Meeting of Stockholders in 2003.

   Each of Francis E. Lundy and Gregory S. Young, Class I directors re-elected to the Board by stockholders on November 20, 2001, has a remaining term of approximately two years.

   Unless authority is withheld, it is the intention of the persons named in the enclosed Proxy to vote each Proxy for Messrs. Whitaker, Harris and Dunlap (the "Nominated Directors"). Each of the Nominated Directors has indicated he will serve if elected, but if he should be unable to serve, the Proxy holders may vote in favor of such substitute nominee as the Board of Directors may designate, or the Board of Directors may leave a vacancy in the Board.

   The Fund pays each of its directors who were not "interested persons" under the 1940 Act (the "Disinterested Directors") $6,000 per year and $1,000 per meeting attended, and reimburses each such director for reasonable expenses incurred in connection with such meetings. The Fund's Articles of Incorporation provide that the Fund shall, to the extent permitted by law, indemnify each of its currently acting and former directors against any and all liabilities and expenses incurred in connection with their service in such capacities.

   The following table provides information concerning the directors and nominees.

                                                                         Number of
                                                                         Portfolios
                                                                          in Fund                                Shares of
                                                                          Complex                               Common Stock
                                      Term of                             Overseen                              of the Fund
                        Position(s) Office and                          by Director  Other Directorships Held   Beneficially
                         Held with   Length of  Principal Occupation(s)  or Nominee   by Director or Nominee    Owned as of
Name, Address*, Age        Fund     Time Served During the Past 5 Years for Director       for Director       April 30, 2002**
-------------------     ----------- ----------- ----------------------- ------------ ------------------------ ----------------
Disinterested Directors
Francis E. Lundy         Director   Since 2/94   Chairman and                 1       Director, Industrialex       36,846
Age 64                                           President, Technical                 Manufacturing Corp.
                                                 Instrument - San                     (coating and
                                                 Francisco; Vice                      application techniques
                                                 President, Zygo                      for electronics
                                                 Corporation                          industry).
                                                 (technology
                                                 manufacturing and
                                                 sales).

James M. Whitaker        Director,  Since 2/94   Attorney at Law, sole        1       None                           None
Age 59                   Vice                    practitioner.
                         Chairman
                         of the
                         Board

Gregory S. Young         Director   Since 3/01   Principal, Teton             1       None                           None
Age 45                                           Capital Management
                                                 (private equity
                                                 venture capital).

Carter W. Dunlap, Jr.    Nominee    N/A          Principal, Dunlap            1       None                           None
Age 46                   for                     Equity Management
                         Director                (investment
                                                 advisory).
------------------------------------------------------------------------------------------------------------------------------

Interested Director
Brent R. Harris+         Director,  Since 2/02   Managing Director           53       None                           None
Age 42                   Chairman,               and Executive
                         President               Committee Member,
                                                 PIMCO; and Board of
                                                 Governors,
                                                 Investment Company
                                                 Institute.

--------
* Unless otherwise indicated, the address of each director is 840 Newport Center Drive, Newport Beach, California 92660.
** Constituting in the aggregate less than 1% of the outstanding shares of the
   Fund.
+ Mr. Harris is an "interested person" of the Fund within the meaning of the 1940 Act due to his affiliation with PIMCO, the Fund's investment manager, as set forth above.

   For directors and nominees who are "interested persons" within the meaning of the 1940 Act, positions held with affiliated persons of the Fund (other than as set forth above) are listed in the following table.

Name of Director or Nominee Positions held with affiliated persons of the Fund
--------------------------- --------------------------------------------------
      Brent R. Harris       Trustee or Director (as applicable) and Chairman, three registered investment companies in the fund complex that includes funds advised by PIMCO and
                            Allianz Dresdner Asset Management of America L.P. ("ADAM LP"), formerly
                            PIMCO Advisors L.P. (the "PIMCO Fund Complex"); and Director and Vice
                            President Stocks Plus Management, Inc.

   For directors and nominees, the following table states the dollar range of equity securities beneficially owned by the director or nominee in the Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the director or nominee in the "family of investment companies."

                                                    Aggregate Dollar Range of Equity
                                                    Securities in All Funds Overseen
                                                    or to be Overseen by Director or
                            Dollar Range of Equity  Nominee in Family of Investment
Name of Director or Nominee Securities in the Fund*            Companies*
--------------------------- ----------------------- --------------------------------
  Disinterested Directors
  Francis E. Lundy          (greater than)$100,000       (greater than)$100,000
  James M. Whitaker                           None                         None
  Gregory S. Young                            None                         None
  Carter W. Dunlap, Jr.                       None                         None
------------------------------------------------------------------------------------

  Interested Director
  Brent R. Harris                             None       (greater than)$100,000

--------
* Securities are valued as of April 30, 2002.

   For directors and nominees who are not "interested persons" with the meaning of the 1940 Act, the following table provides information concerning the beneficial ownership of the director or nominee and his immediate family members in securities of PIMCO or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with PIMCO.

                               Name of
                             Owners and
                            Relationships
                             to Director                          Value of
Name of Director or Nominee  or Nominee   Company Title of Class Securities Percent of Class
--------------------------- ------------- ------- -------------- ---------- ----------------
   Francis E. Lundy              N/A        N/A        N/A          N/A           N/A
   James M. Whitaker             N/A        N/A        N/A          N/A           N/A
   Gregory S. Young              N/A        N/A        N/A          N/A           N/A
   Carter W. Dunlap, Jr.         N/A        N/A        N/A          N/A           N/A

   The following table provides information about compensation received by directors during the fiscal year ended January 31, 2002.

                                                                      Total
                                          Pension or    Estimated  Compensation
                                          Retirement      Annual    From Fund
                           Aggregate   Benefits Accrued  Benefits    and Fund
                          Compensation as Part of Fund     Upon    Complex Paid
 Name of Person, Position  From Fund       Expenses     Retirement to Directors
 ------------------------ ------------ ---------------- ---------- ------------
 Disinterested Directors
 Francis E. Lundy           $17,500          None          None      $17,500
 James M. Whitaker          $17,500          None          None      $17,500
 Gregory S. Young           $17,500          None          None      $17,500
 ------------------------------------------------------------------------------

 Interested Director
 Brent R. Harris                N/A*          N/A           N/A          N/A

--------
* Mr. Harris did not serve as a Director or officer of the Fund during the fiscal year ended January 31, 2002. In addition, pursuant to the investment management agreement between the Fund and PIMCO, PIMCO compensates those directors who are affiliated persons of PIMCO.

   Board Committees and Meetings. The Board of Directors has a standing Audit Oversight Committee. The responsibilities of the Audit Oversight Committee include reviewing and making recommendations to the Board concerning the Fund's financial and accounting reporting procedures and selection of the Fund's independent auditors. The Audit Oversight Committee meets with the Fund's independent auditors, reviews the Fund's financial statements and generally assists the Board in fulfilling its responsibilities relating to corporate accounting and reporting practices.

   The members of the Audit Oversight Committee include only Disinterested Directors. The Audit Oversight Committee currently consists of Messrs. Lundy, Whitaker and Young (Chairman). Each member of the Audit Oversight Committee is "independent" as defined in Sections 303.01(B)(2)(a) and (3) of the listing standards of the New York Stock Exchange, on which shares of the Fund's common stock are listed. The Board of Directors has adopted a written charter for the Audit Oversight Committee, a copy of which was included in the proxy statement for the 2001 Annual Meeting of Stockholders. The report of the Audit Oversight Committee, dated March 19, 2002, is attached to this Proxy Statement as Appendix B.

   The Board has a Nominating Committee composed solely of Disinterested Directors. The Nominating Committee is responsible for reviewing candidates to fill vacancies on the Board. The Nominating Committee will review nominees recommended by stockholders. Such recommendations should be submitted in writing to Garlin G. Flynn, Secretary to the Fund, at the address of the principal executive offices of the Fund, with a copy to J.B. Kittredge at Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624.

   The Board has a Fair Valuation Committee, whose sole member is Brent R. Harris. The Fair Valuation Committee is responsible for overseeing the implementation by the investment manager of the Fund's policies and procedures for fair valuing securities for which market quotations are not readily available.

   With respect to the fiscal year ended January 31, 2002, the Board of Directors held four regular meetings and six special meetings. The Audit Oversight Committee met three times in separate session during the fiscal year ended January 31, 2002. The Nominating Committee met once in separate session during the fiscal year ended January 31, 2002. The Fair Valuation Committee was established by the Board in December 2001 and held no meetings during the fiscal year ended January 31, 2002. Each director serving during the fiscal year ended January 31, 2002 attended at least 75% of the regular and special meetings of the Board and meetings of the committees on which such director served. During the fiscal year ended January 31, 2002, Mr. Lundy was a director of a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act") or subject to the requirements of Section 15(d) of the 1934 Act or a company registered as an investment company under the 1940 Act (other than the Fund).

   Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the 1934 Act requires the Fund's officers and directors and certain other persons to file timely certain reports regarding ownership of, and transactions in, the Fund's securities with the Securities and Exchange Commission. Copies of the required filings must also be furnished to the Fund. Based solely on its review of such forms received by it, or written representations from certain reporting persons, the Fund believes that during the fiscal year ended on January 31, 2002, all applicable Section 16(a) filing requirements were met.

   Required Vote. Reelection and election of the nominees to the Board of Directors (Proposal 1) will require the affirmative vote of a plurality of the votes cast in the election of directors at the Meeting, in person or by proxy.

  The Board of Directors of the Fund Unanimously Recommends That You Vote FOR
                                  Proposal 1.

                  APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
                          BETWEEN THE FUND AND PIMCO
                                 (PROPOSAL 2)

   Stockholders of the Fund are being asked to approve a new investment management agreement between the Fund and PIMCO (the "New Investment Management Agreement"), which would take effect following its approval by stockholders and upon its execution by the parties. The New Investment Management Agreement would have an initial term of two years following its execution, continuing in effect thereafter from year to year if its continuance is approved at least annually in accordance with relevant provisions of the 1940 Act.

   Termination of the Prior Investment Management Agreement. The Fund was previously a party to an investment management agreement with Dresdner RCM Global Investors LLC ("Dresdner RCM"), dated November 20, 2001 (the "Prior Investment Management Agreement"). On December 17, 2001, the Board of Directors of the Fund, including the Disinterested Directors, unanimously approved the continuance of the Prior Investment Management Agreement until March 31, 2002. The Prior Investment Management Agreement was last submitted to a vote of, and approved by, stockholders of the Fund on November 20, 2001, in connection with a change in control of Dresdner RCM that, pursuant to the 1940 Act, had resulted in the "assignment" and automatic termination of the investment management agreement between the Fund and Dresdner RCM that had been in effect immediately prior to such change in control.

   In December 2001, Dresdner RCM informed the Board of Directors of the Fund that, effective March 31, 2002, Dresdner RCM would discontinue its fixed-income portfolio management operations in its San Francisco office, and notified the Fund that it proposed to terminate the Prior Investment Management Agreement on or prior to that date. Dresdner RCM also informed the Board that it was proposing that PIMCO assume management of its fixed-income clients, including the Fund. PIMCO, a majority-owned subsidiary of Allianz Aktiengesellschaft ("Allianz AG"), became an affiliate of Dresdner RCM following Allianz AG's acquisition of substantially all of the outstanding shares of capital stock of Dresdner Bank AG ("Dresdner Bank"), the parent company of Dresdner RCM, on July 23, 2001.

   The Prior Investment Management Agreement under which Dresdner RCM provided advisory services to the Fund terminated as of the close of business on February 8, 2002. The Fund is currently operating under an Interim Investment Management Agreement (as defined below) with PIMCO.

   Directors' Consideration and Approval of Interim and New Investment Management Agreements. The acquisition of Dresdner Bank by Allianz AG resulted in duplicative fixed-income portfolio management capabilities in the combined firm. Dresdner RCM and the Board of Directors explored a number of options to resolve this redundancy while still having Dresdner RCM's fixed-income management personnel (the "Fixed-Income Team") continue to manage the Fund, including a proposed joint venture among the Fixed-Income Team and various other entities. The Disinterested Directors met separately with counsel on October 4, October 16, October 24, October 29, and November 20, 2001 to consider these options. Upon being notified by Dresdner RCM that none of these proposed options was viable and that it intended to terminate the Prior Investment Management Agreement, the Board of Directors considered alternative advisory arrangements for the Fund, including the proposal that PIMCO succeed Dresdner RCM as investment manager. To assist their deliberations, the Disinterested Directors enlisted the services of an independent consultant to gather comparative data concerning advisory fees and administrative expenses paid by investment companies similar to the Fund and reviewed the consultant's findings.

   On December 11 and December 21, 2001, the Disinterested Directors requested in writing that PIMCO provide certain materials and information that the Board considered reasonably necessary to evaluate the proposed investment management contract. On December 17, 2001 and February 1, 2002, the Board of Directors met in person and considered the proposal that PIMCO serve as investment manager to the Fund. At these meetings, the Board interviewed various representatives of PIMCO and reviewed written materials supplied by PIMCO concerning the firm's structure, investment management operations, investment advisory and administrative personnel, and experience and performance as a fixed-income investment manager. The Board also considered the levels of fees paid by other fund clients of PIMCO and PIMCO's proposal to perform additional services for total fees that were less than those charged by Dresdner RCM.

   On February 1, 2002, the Board, including the Disinterested Directors, unanimously approved, pursuant to Rule 15a-4 under the 1940 Act, an interim investment management agreement between the Fund and PIMCO (the "Interim Investment Management Agreement"), which became effective as of the close of business on February 8, 2002 (the "Effective Date"). In approving the Interim Investment Management Agreement, the Board determined that, because the terms and conditions of the Interim and Prior Investment Management Agreements are identical (other than their effective and expiration dates, the lower rate of compensation payable to PIMCO, and certain provisions required by Rule 15a-4), the scope and quality of services that PIMCO would provide for the Fund under the Interim Investment Management Agreement would be at least equivalent to the scope and quality of services that were provided under the Prior Investment Management Agreement. On February 1, 2002, the Board also approved the Interim Administrative Services Agreement (as defined below), which became effective on the Effective Date. See below, "Interim and New Administrative Services Agreements."

   On March 19, 2002, the Board of Directors, including the Disinterested Directors, met in person and unanimously approved the New Investment Management Agreement with PIMCO, which would take effect after its approval by stockholders of the Fund and upon its execution by the parties and would have an initial term of two years, continuing thereafter from year to year if its continuance is approved at least annually in accordance with relevant provisions of the 1940 Act. Prior to this meeting, the Disinterested Directors requested in writing that PIMCO provide certain information concerning projected annual expenses of the Fund under the New Investment Management Agreement to supplement the information provided by PIMCO in connection with the Board's approval of the Interim Investment Management Agreement. In approving the New Investment Management Agreement, the Board considered PIMCO's experience as a fixed-income investment manager and the nature and quality of the investment management and non-investment services expected to be rendered to the Fund by PIMCO. The Board also reviewed and considered the qualifications and experience of those employees of PIMCO who would manage the Fund's assets; the terms of the New Investment Management Agreement, including the fact that the rate of compensation payable to PIMCO for advisory services would be lower than the rate of compensation paid under the Prior Investment Management Agreement; the report of the special consultant to the Disinterested Directors concerning advisory fees payable by comparable funds; the projected overall annual expenses of the Fund under PIMCO management, as compared to the actual overall expenses of the Fund during the last fiscal year; and the benefits accruing to PIMCO as a result of its affiliation with the Fund.

   As a result of its investigation and deliberations, the Board of Directors, including the Disinterested Directors, voted unanimously on March 19, 2002 to approve the New Investment Management Agreement with PIMCO and to recommend it for the approval of stockholders at the Meeting.

   Since the Effective Date, PIMCO has provided investment advisory services to the Fund under the Interim Investment Management Agreement and has been compensated at an annual rate equal to 0.85% of the Fund's average daily net assets for such services. Pursuant to Rule 15a-4, any advisory fees that may be earned by PIMCO under the Interim Investment Management Agreement will be placed in an interest-bearing escrow account with the Fund's custodian or a bank and will be fully paid to PIMCO only upon stockholder approval of the New Investment Management Agreement. If the New Investment Management Agreement is not approved by stockholders, PIMCO will be paid, out of the escrow account, the lesser of any costs incurred in performing under the Interim Investment Management Agreement (plus interest earned on that amount while in escrow) or the total amount in the escrow account (plus interest earned). In addition, the Interim Investment Management Agreement is terminable, without the payment of any penalty, by a vote of the Board of Directors or a "majority of the outstanding voting securities of the Fund," as defined in the 1940 Act, upon 10 calendar days' written notice to PIMCO. The Interim Investment Management Agreement will remain in effect until the earlier of (i) 150 days following the Effective Date, unless terminated sooner in accordance with Rule 15a-4, or (ii) the date that stockholders of the Fund have approved, and the parties have executed, the New Investment Management Agreement.

   Interim and New Administrative Services Agreements. In connection with its approval of the Interim Investment Management Agreement, the Board of Directors also voted unanimously to terminate the administration agreement, dated as of February 24, 1994 (the "Prior Administration Agreement"), between the Fund and State Street Bank and Trust Company ("State Street"), pursuant to which State Street provided certain administrative services to the Fund and was compensated as follows: 0.06% on the first $250 million of the Fund's average daily net assets, 0.03% of the next $250 million of average daily net assets and 0.01% on average daily net assets in excess of $500 million; and an annual accounting fee of $90,000. At the Fund's net assets of $382,831,054 on January 31, 2002, this formula would have resulted in an effective fee of approximately 0.07% per annum of the Fund's net assets. The Board unanimously approved an interim administrative services agreement between the Fund and PIMCO (the "Interim Administrative Services Agreement"), which became effective on the Effective Date, pursuant to which PIMCO would provide substantially the same administrative services which State Street provided under the Prior Administration Agreement and be compensated at an annual rate equal to 0.05% of the Fund's net assets. On March 19, 2002, the Board of Directors unanimously approved a new administrative services agreement between the Fund and PIMCO (the "New Administrative Services Agreement") to become effective on the effective date of the New Investment Management Agreement. See below, "Additional Information - Administrator and Custodian." The terms of the New Administrative Services Agreement, including the scope of services provided and the rate of compensation, are identical to the terms of the Interim Administrative Services Agreement, with the exception of its effective date and its term.

   Description of the Prior and New Investment Management Agreements. The provisions of the New Investment Management Agreement that is being submitted for stockholder approval are substantially the same as those of the Prior Investment Management Agreement, except for its effective date and term, the rate of compensation payable to PIMCO for advisory services thereunder (which is lower that the rate of compensation that was payable to Dresdner RCM under the Prior Investment Management Agreement), a provision permitting the Fund to use the name "PIMCO" during the term of the agreement and certain differences deemed by the Board to be immaterial. The description of the New Investment Management Agreement set forth below is qualified in its entirety by the provisions of the New Investment Management Agreement, a form of which is attached to this Proxy Statement as Appendix A. As used below, the term "Investment Manager" means, with respect to the Prior Investment Management Agreement, Dresdner RCM, and with respect to the New Investment Management Agreement, PIMCO.

   Under the Prior and New Investment Management Agreements, the Investment Manager furnishes investment management services to the Fund, subject to the provisions of the 1940 Act and the Fund's investment objectives, policies, procedures and investment restrictions. Such services include: (a) managing the investment and reinvestment of the Fund's assets, (b) providing investment research advice and supervision for the Fund in accordance with the Fund's investment objectives, policies and restrictions, (c) furnishing suitable office space for the Fund, and (d) maintaining books and records with respect to the Fund's portfolio transactions.

   The Prior Investment Management Agreement, whose term would otherwise have expired on March 31, 2002, would have continued in effect thereafter from year to year if its continuance were approved at least annually (i) by the Board of Directors or by the vote of a majority of outstanding voting securities of the Fund and (ii) by vote of a majority of the Disinterested Directors of the Fund, cast in person at a meeting called for the purpose of voting on such approval (the conditions in (i) and (ii) together referred to below as the "1940 Act Continuation Requirements"). The New Investment Management Agreement would take effect after its approval by a majority of outstanding voting securities of the Fund and its execution by the parties and would have an initial term of two years from the date of such execution, continuing in effect thereafter from year to year if its continuance were approved at least annually in accordance with the 1940 Act Continuation Requirements. The Prior Investment Management Agreement could have been, and the New Investment Management Agreement may be, terminated (i) at any time, without the payment of any penalty, either by the Board of Directors or by the vote of a majority of the outstanding voting securities of the Fund, on 60 days' written notice to the Investment Manager, or (ii) by the Investment Manager on 60 days' written notice to the Fund. Each of the Prior and New Investment Management Agreements would terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

   Under the Prior Investment Management Agreement, the Fund paid Dresdner RCM a fee calculated daily and paid monthly, at an annual rate equal to 0.95% of the Fund's average daily net assets. In addition, in connection with the recent merger of Dresdner RCM Global Strategic Income Fund, Inc. into the Fund (the "Merger"), which closed on January 18, 2002, the Fund entered into an agreement with Dresdner RCM whereby Dresdner RCM would (i) waive its advisory fee in excess of a rate of 0.75% per annum on those net assets of the Fund following the Merger that exceeded the Fund's pre-Merger net asset level (resulting in an effective advisory fee under the Prior Investment Management Agreement, i.e., fees divided by net assets, of approximately 0.93% at current asset levels), and (ii) waive that portion of its advisory fee during the first year following the Merger as might be necessary to ensure that the Fund's total operating expenses during that period, plus nonrecurring Merger-related expenses, would be at least $75,000 less than what these expenses were projected to be using an estimated expense ratio computed on the assumption that the Merger had not occurred.

   Under the New Investment Management Agreement, the Fund would pay PIMCO a fee calculated weekly and paid monthly at an annual rate equal to 0.85% of the Fund's average weekly net assets.

   Fees recorded for advisory services provided by Dresdner RCM under the Prior Investment Management Agreement for the fiscal year ended January 31, 2002 were $3,237,628. Neither Dresdner RCM nor any person affiliated with Dresdner RCM received any other fees from the Fund for services provided to the Fund during the fiscal year ended January 31, 2002. Had the terms of the New Investment Management Agreement been in effect during the last fiscal year, the Fund would have paid in the aggregate $3,057,760 for investment advisory services. This would have represented a decrease of approximately 6% from what the Fund actually paid to Dresdner RCM during this period.

   Information About PIMCO. Pacific Investment Management Company LLC ("PIMCO") is located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. PIMCO is a limited liability company formed under Delaware law in 1971. The managing member of PIMCO is Allianz Dresdner Asset Management of America, L.P. ("ADAM LP"), 888 San Clemente Drive, Suite 100. Newport Beach, California 92660. The principal executive officer of PIMCO is William S. Thompson.

   PIMCO is an investment counseling firm which is 91% owned by ADAM LP and 9% owned by PIMCO Partners, LLC ("PPLLC"). PPLLC is a California limited liability company owned by the current Managing Directors of PIMCO. ADAM LP was organized as a limited partnership under Delaware law in 1987. ADAM LP's sole general partner is Allianz-PacLife Partners LLC. Allianz-PacLife Partners LLC is a Delaware limited liability company with two members, ADAM U.S. Holding LLC, a Delaware limited liability company and Pacific Asset Management LLC, a Delaware limited liability company. ADAM U.S. Holding LLC's sole member is Allianz Dresdner Asset Management of America LLC, a Delaware limited liability company, which is a wholly-owned subsidiary of Allianz of America, Inc., which is wholly owned by Allianz Aktiengesellschaft ("Allianz AG"). Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life Insurance Company, which is a wholly-owned subsidiary of Pacific Mutual Holding Company. Allianz AG indirectly holds a controlling interest in Allianz Dresdner Asset Management of America L.P. Pacific Life Insurance Company owns an indirect minority equity interest in Allianz Dresdner Asset Management of America L.P. Pacific Life Insurance Company is a California-based insurance company. Allianz AG is a European-based, multinational insurance and financial services holding company.

   The following officers of the Fund are either members, directors, officers or employees of PIMCO: Brent R. Harris (President), R. Wesley Burns (Senior Vice President), Pasi Hamalainen (Senior Vice President), Daniel J. Ivascyn (Senior Vice President), Mohamed El-Erian (Senior Vice President), Jeffrey M. Sargent (Senior Vice President), Henrik P. Larsen (Vice President), Michael J. Willemsen (Vice President), Garlin G. Flynn (Secretary), John P. Hardaway (Treasurer), Erik C. Brown (Assistant Treasurer). The officers of the Fund collectively own less than 1% of the outstanding shares of the Fund. Each of Messrs. Harris, Burns, Hamalainen and El-Erian have an indirect equity interest in PIMCO by virtue of their interests in PPLLC.

   Additional Information. In connection with the purchase of Dresdner RCM by PIMCO's parent company, Allianz AG, PIMCO compensated Dresdner RCM for certain costs associated with the closing of its San Francisco fixed-income group in March 2002. These costs included severance payments for affected employees of Dresdner RCM, including Luke D. Knecht, a managing director of Dresdner RCM who served as Director, Chairman and President of the Fund during the fiscal year ended January 31, 2002. Severance payments from Dresdner RCM to Mr. Knecht totaled $194,857. By virtue of the compensation he received from Dresdner RCM during the transition period, Mr. Knecht may be deemed to have had a material interest in PIMCO's appointment as investment manager under the Interim Investment Management Agreement.

   In connection with its approval of the Interim Investment Management Agreement with PIMCO, the Board of Directors accepted the resignation of Luke
D. Knecht as Director, Chairman and President of the Fund, effective as of February 8, 2002. The Board appointed Brent R. Harris, a managing director of PIMCO, as Director, Chairman and President to fill the vacancy created by Mr. Knecht's resignation. In addition, the Board removed, without cause, those persons who had previously served as officers of the Fund, and appointed as officers the persons named above under the caption "Information About PIMCO," who are either members, directors, officers or employees of PIMCO.

   At a special meeting of the Board held on February 21, 2002, the Board unanimously approved a change in the name of the Fund from "RCM Strategic Global Government Fund, Inc." to "PIMCO Strategic Global Government Fund, Inc." The Fund's name change became effective on March 19, 2002. There has been no change to the Fund's ticker symbol on the New York Stock Exchange, which remains "RCS."

   During the fiscal year ended January 31, 2002, no commissions were paid to affiliated brokers of Dresdner RCM.

   Section 15(f) of the 1940 Act. PIMCO has informed the Fund that it and its affiliates intend to use all commercially reasonable efforts to assure compliance with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a nonexclusive safe harbor for an investment manager to a registered investment company or any affiliated persons thereof to receive any amount or benefit in connection with a sale of any interest in the investment manager that results in an assignment of an advisory contract with such registered investment company (the "Transaction") as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the Transaction, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term "unfair burden" includes any arrangement during the two-year period after the Transaction whereby the investment manager (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). The second condition of Section 15(f) is that, during the three-year period immediately following the Transaction, at least 75% of an investment company's board of directors must not be "interested persons" of the investment manager or the predecessor investment manager within the meaning of the 1940 Act.

   The Board of Directors of the Fund has not been advised by PIMCO of any circumstances arising from the transition of the fixed-income advisory operations of Dresdner RCM to PIMCO that might result in the imposition of an "unfair burden" on the Fund. Further, the composition of the Board of Directors currently complies with the provisions of Section 15(f).

   Required Vote. The affirmative vote of the holders of a "majority of outstanding voting securities" of the Fund, as defined in the 1940 Act, is required to approve the New Investment Management Agreement (Proposal 2). "Majority of the outstanding voting securities" under the 1940 Act and for this purpose means the lesser of (i) 67% or more of the shares of common stock of the Fund represented at the Meeting if more than 50% of the outstanding shares of common stock are represented, or (ii) more than 50% of the outstanding shares of common stock of the Fund.

  The Board of Directors of the Fund Unanimously Recommends That You Vote FOR
                                  Proposal 2.

                     ADDITIONAL INFORMATION ABOUT THE FUND

   Executive and Other Officers of the Fund. In addition to the information set forth above with respect to Brent R. Harris, the Fund's President, the table below provides certain information concerning the executive officers of the Fund and certain other officers who perform similar duties. Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal. Officers and employees of the Fund who are principals, officers or employees of PIMCO are not compensated by the Fund. Unless otherwise noted, the address of all officers is 840 Newport Center Drive, Newport Beach, California 92660.

                                          Terms of Office
                      Position(s) Held     and Length of        Principal Occupation(s)
   Name and Age          with Fund          Time Served         During the Past 5 Years
   ------------       ----------------    ---------------       -----------------------
R. Wesley Burns     Senior Vice President   Since 2/02    Managing Director, PIMCO;
 Age 42                                                   Formerly, Executive Vice President,
                                                          PIMCO.
Mohamed El-Erian    Senior Vice President   Since 2/02    Managing Director, PIMCO;
 Age 43                                                   Formerly, Managing Director,
                                                          Salomon Smith Barney/Citibank.
Pasi Hamalainen     Senior Vice President   Since 2/02    Managing Director, PIMCO.
 Age 34
Daniel J. Ivascyn   Senior Vice President   Since 2/02    Senior Vice President, PIMCO.
 Age 32                                                   Formerly, Vice President, PIMCO.
Jeffrey M. Sargent Senior Vice President,   Since 2/02    Senior Vice President, PIMCO.
 Age 39

                                         Terms of Office
                      Position(s) Held    and Length of        Principal Occupation(s)
    Name and Age         with Fund         Time Served         During the Past 5 Years
    ------------      ----------------   ---------------       -----------------------
Henrik P. Larsen     Vice President        Since 2/02    Vice President, PIMCO. Formerly,
 Age 32                                                  Manager, PIMCO.
Michael J. Willemsen Vice President        Since 2/02    Vice President, PIMCO. Formerly,
  Age 42                                                 Manager, PIMCO.
Garlin G. Flynn      Secretary             Since 2/02    Specialist, PIMCO. Formerly, Senior
 Age 55                                                  Fund Administrator, PIMCO.
John P. Hardaway     Treasurer             Since 2/02    Senior Vice President, PIMCO.
 Age 44                                                  Formerly, Vice President, PIMCO.
Erik C. Brown        Assistant Treasurer   Since 2/02    Vice President, PIMCO. Formerly,
 Age 34                                                  Tax Senior Manager, Deloitte &
                                                         Touche LLP and Tax Manager,
                                                         PricewaterhouseCoopers, LLP.

   For officers of the Fund, positions held with affiliated persons of the Fund (other than as set forth above) are listed in the following table.

        Name                       Positions held with affiliated persons of the Fund
        ----                       --------------------------------------------------
R. Wesley Burns      President and Trustee or Director (as applicable), three registered investment companies in the. PIMCO Fund Complex; and Director, PIMCO Funds: Global
                     Investors plc and PIMCO Global Advisors (Ireland) Limited.
Mohamed El-Erian     None.
Pasi Hamalainen      None.
Daniel J. Ivascyn    Senior Vice President, PIMCO Commercial Mortgage Securities Trust, Inc.
Jeffrey M. Sargent   Senior Vice President, three registered investment companies in the PIMCO
                     Fund Complex; and Vice President, PIMCO Funds: Multi-Manager Series.
Henrik P. Larsen     Vice President, four registered investment companies in the PIMCO Fund
                     Complex.
Michael J. Willemsen Vice President, three registered investment companies in the PIMCO Fund
                     Complex.
Garlin G. Flynn      Secretary, three registered investment companies in the PIMCO Fund Complex;
                     and Assistant Secretary, PIMCO Funds: Multi-Manager Series.

      Name                   Positions held with affiliated persons of the Fund
      ----                   --------------------------------------------------
John P. Hardaway Treasurer, four registered investment companies in the PIMCO Fund Complex.
Erik C. Brown    Assistant Treasurer, four registered investment companies in the PIMCO Fund
                 Complex.

   Administrator; Custodian; Transfer Agent. PIMCO provides certain administrative services to the Fund pursuant to the Interim Administrative Services Agreement. State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, is the Fund's custodian. EquiServe Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021, is the Fund's transfer agent.

   Under the Interim Administrative Services Agreement, PIMCO provides reporting and accounting services to the Fund, including: overseeing the determination and publication of the Fund's net asset value in accordance with the Fund's policy, and the maintenance of certain books and records of the Fund required by applicable law; preparing the Fund's federal, state and local income tax returns for review by the independent accountants and filing by the treasurer; reviewing the appropriateness, and arranging for payment, of Fund expenses, and overseeing the calculation of fees paid to the Fund's investment manager, custodian and transfer agent; preparing for review and approval by the Fund's officers financial information for the Fund's semi-annual and annual reports, proxy statements and other communications with stockholders; consulting with the Fund's officers, independent accountants, legal counsel, custodian and transfer agent to establish accounting policies for the Fund; and responding to, or referring to the Fund's officers or transfer agent, any stockholder inquiries relating to the Fund. For its services as administrator, PIMCO is compensated by the Fund monthly at an annual rate equal to 0.05% of the average weekly value of Fund's net assets during the preceding month.

   Independent Auditors. PricewaterhouseCoopers LLP ("PwC"), 1055 Broadway, Kansas City, Missouri 64105, independent accountants, has been selected by the Board of Directors as the independent auditors of the Fund for the current fiscal year. During the fiscal year ended January 31, 2002, PwC, 160 Federal Street, Boston, Massachusetts 02110, served as the Fund's independent auditors.

   The Audit Oversight Committee of the Board of Directors of the Fund unanimously recommended the selection of PwC, and the Board unanimously approved such selection, on March 19, 2002. This firm also serves as the auditor for various other funds for which PIMCO serves as investment manager.

   A representative of PwC, if requested by any stockholder, will be present via telephone at the Meeting to respond to appropriate questions from stockholders.

   The following table sets forth the aggregate fees billed for professional services rendered by PwC during the Fund's fiscal year ended January 31, 2002:

                             Financial Information
                              Systems Design and
        Audit Fees            Implementation Fees         All Other Fees
        ----------            -------------------         --------------
          $31,200                     N/A                    $174,000

   The fees disclosed under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" include fees billed for services, if any, rendered during the Fund's most recent fiscal year to the Fund, to Dresdner RCM and to any entity controlling, controlled by or under common control with Dresdner RCM that provided services to the Fund.

   In approving the selection of PwC, the Audit Oversight Committee of the Fund considered, in addition to other practices and requirements relating to the selection of the Fund's auditors, whether the nonaudit services covered in the table above under "Financial Information Systems Design and Implementation Fees" and "All Other Fees" performed by PwC for the Fund, for Dresdner RCM and for certain related parties are compatible with maintaining the independence of PwC as the Fund's principal accountants.

   Other Business. As of the date of this Proxy Statement, the Fund's management and PIMCO know of no business to come before the Meeting other than as set forth in the Notice of the Annual Meeting of Stockholders. If any other business is properly brought before the Meeting, or any adjournment thereof, the persons named as Proxies will vote in their sole discretion.

   Adjournment. In the event that sufficient votes in favor of the proposals set forth in the Notice of the Annual Meeting of Stockholders are not received by the time scheduled for the Meeting, the persons named as Proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting to permit further solicitation of Proxies with respect to any of such proposals. In addition, if, in the judgment of the persons named as Proxies, it is advisable to defer action on one or both proposals, the persons named as Proxies may propose one or more adjournments of the Meeting for a reasonable time. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by Proxy at the session of the Meeting to be adjourned, as required by the Fund's Articles of Incorporation and By-Laws. The persons named as Proxies will vote in favor of such adjournment those Proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those Proxies required to be voted against any of such proposals. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

   Annual Report. The Fund's 2002 Annual Report to Stockholders was mailed to stockholders on or about April 1, 2002. Additional copies of the Annual Report may be obtained without charge from EquiServe by calling (800) 426-5523 or by writing to P.O. Box 43011, Providence, Rhode Island 02940-3011.

   Stockholder Proposals for 2003 Annual Meeting. Stockholders submitting proposals intended to be included in the Fund's 2003 Proxy Statement must ensure that such proposals are received by the Fund, in good order and complying with all applicable legal requirements, no later than January 20, 2003. Stockholders submitting any other proposals intended to be presented at the next annual meeting must ensure that such proposals are received by the Fund, in good order and complying with all applicable legal requirements, between March 21, 2003 and April 5, 2003. It is currently anticipated that the 2003 Annual Meeting of Stockholders will be held prior to July 31, 2003. Stockholder proposals should be addressed to

Garlin G. Flynn, Secretary, at the address of the principal executive offices of the Fund, with a copy to J.B. Kittredge at Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624.

   PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

May 20, 2002

                                  APPENDIX A

                 PIMCO STRATEGIC GLOBAL GOVERNMENT FUND, INC.

                        INVESTMENT MANAGEMENT AGREEMENT

   This investment management agreement (the "Agreement") is made as of this
       day of                , 2002 between PIMCO Strategic Global Government
Fund, Inc., formerly RCM Strategic Global Government Fund, Inc., a Maryland corporation (the "Fund"), and Pacific Investment Management Company LLC, a Delaware limited liability company (the "Manager").

                                  WITNESSETH:

   WHEREAS, the Fund is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the "1940 Act"); and

   WHEREAS, the Fund has been organized for the purpose of investing its assets and desires to avail itself of the experience, sources of information, advice, assistance and facilities available to the Manager and to have the Manager perform for it various investment management services; and the Manager is willing to furnish the investment management services sought by the Fund on the terms and conditions hereinafter set forth;

   WHEREAS, a majority of the directors of the Fund are not "interested persons" of the Fund, within the meaning of the 1940 Act ("Disinterested Directors"), and the Disinterested Directors select and nominate any other Disinterested Directors of the Fund;

   WHEREAS, the Board of Directors of the Fund (the "Board"), including a majority of the Disinterested Directors, has voted in person to approve this Agreement at a meeting called for the purpose of voting on such approval.

   NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed as follows:

1. The Fund hereby appoints the Manager to act as investment manager to the Fund on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

2. Subject to the supervision of the Board and to the express provisions and limitations set forth in the Fund's Articles of Incorporation, By-Laws, and Form N-2 and Form N-14 Registration Statements (the "Registration Statements") under the 1940 Act, each as it may be amended from time to time, the Manager shall have full discretionary authority to manage the investment and reinvestment of the Fund's assets and to provide investment research advice and supervision of the Fund's portfolio in accordance with the Fund's investment objectives, policies and restrictions as stated in the Fund's

   Registration Statements, as such Registration Statements may be amended from time to time. The services to be provided under this Section 2 shall be subject to the following understandings:

   (a) The Manager shall provide supervision of the Fund's investments and shall determine from time to time the investments or securities that will be purchased, retained, sold or loaned by the Fund, and the portion of the assets that will be invested in securities or otherwise. Subject to the limitations in this Section 2, the Manager is empowered hereby, through any of its principals or employees, to take any of the following actions for the benefit of the Fund:

       (i) to invest and reinvest in stocks, bonds, notes, trade acceptances, commercial paper, structured instruments, and other obligations of every description issued or incurred by governmental or quasi-governmental bodies or their agencies, authorities or instrumentalities, or by corporations, trusts, associations, partnerships, or other firms or entities;

       (ii) to invest and reinvest in loans and deposits at interest on call or on time, whether or not secured by collateral;

      (iii) to purchase and sell put and call options, financial futures and put and call options on such financial futures, and to enter into transactions with respect to swaps, caps, floors, and other similar instruments.

       (iv) to purchase and sell foreign currency and forward contracts on such foreign currency;

       (v) to lend the Fund's portfolio securities to brokers, dealers, other financial institutions, or other parties, and to engage in repurchase and reverse repurchase transactions with such entities;

       (vi) to buy, sell, or exercise rights and warrants to subscribe for stock or other securities;

      (vii) to execute agreements with broker-dealers, banks, futures commission merchants, and other financial institutions on behalf of the Fund for the purpose of entering into any of the foregoing transactions;

     (viii) to purchase, sell, and otherwise enter into transactions with respect to any instrument not described above that may be considered a "derivative" instrument;

       (ix) to engage in transactions with respect to any other instruments, or to take any other actions with respect to the Fund's investments, that the Fund is authorized to invest in or to take pursuant to the Registration Statements; and

       (x) to take such other actions, or to direct the Fund's custodian (the "Custodian") to take such other actions, as may be necessary or desirable to carry out the purpose and intent of this paragraph (a) of this Section 2.

      In determining the investments or securities to be purchased or sold by the Fund, the Manager shall place orders with respect to such instruments either directly with the issuer or in such markets and through such underwriters, dealers, brokers, or futures commission merchants (collectively, "brokers") as in the Manager's best judgment offer the most favorable price and market for the execution of each transaction; provided, however, that, to the extent permitted under the Securities

   Exchange Act of 1934, as amended, and the rules and regulations thereunder (the "1934 Act") and the 1940 Act, the Manager may cause the Fund to place orders for transactions with brokers that furnish brokerage and research services, as defined in the 1934 Act, to the Manager or any affiliated person of the Manager, subject to such policies as the Board may adopt from time to time with respect to the extent and continuation of this practice. The Fund understands and agrees that the Manager may effect transactions in portfolio securities through brokers who may charge an amount in excess of the amount of commission another broker would have charged, provided that the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the specific transaction or the Manager's overall responsibilities to the Fund and other clients as to which the Manager or any affiliated person of the Manager exercises discretionary investment authority. Receipt by the Manager or any affiliated person of the Manager of any such brokerage research services shall not give rise to any requirement for abatement or reduction of the Management Fee (as defined herein) payable by the Fund to the Manager under this Agreement. It is understood that the services provided by such brokerage firms may be useful to the Manager or its affiliated persons in connection with their services to other clients. The Fund agrees that any entity or person associated with the Manager or any affiliated person of the Manager which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund which is permitted by Section 11(a) of the 1934 Act, and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(2)(iv).

   (b) The Manager agrees to furnish suitable office space for the Fund.

   (c) The Manager shall use its best judgment in the performance of its duties under this Agreement.

   (d) The Manager undertakes to perform its duties and obligations under this Agreement in conformity with the Registration Statements, with the requirements of the 1940 Act and all other applicable Federal and state laws and regulations and with the instructions and directions of the Board, all as may be amended or modified from time to time.

   (e) The Manager shall maintain books and records with respect to the Fund's portfolio transactions and the Manager shall render to the Board such periodic and special reports as the Board may reasonably request from time to time. The Manager agrees that all records that it maintains for the Fund are the property of the Fund and it will surrender promptly to the Fund any of such records upon the Fund's request.

   (f) The Fund understands and agrees:

      (i) that the Manager performs investment management services for various clients and that the Manager may take action with respect to any of its other clients which may differ from action taken or from the timing or nature of actions taken with respect to the Fund, so long as it is the Manager's policy, to the extent reasonably practical, to allocate investment opportunities to the Fund over time on a fair and equitable basis relative to other clients;

     (ii) that the Manager shall have no obligation to purchase or sell for the Fund any security that the Manager, or its principals or employees, may purchase or sell for their own accounts or for the account of any other client, if, in the opinion of the Manager, such transaction or investment appears unsuitable, impractical or undesirable for the Fund; and

    (iii) that, to the extent permitted by applicable laws and regulations, on occasions when the Manager deems the purchase or sale of a security or other instrument to be in the best interests of the Fund as well as of the other clients of the Manager, the Manager may aggregate the securities to be so sold or purchased when the Manager believes that to do so would be in the best interests of the Fund. In such event, allocation of the securities or other instruments so purchased or sold, as well as the expenses incurred in that transaction, shall be made by the Manager in the manner the Manager considers to be the most equitable and consistent with its fiduciary obligations to the Fund and such other clients.

3. The Manager will bear all of the expenses related to salaries of its employees and to the Manager's overhead in connection with its duties under this Agreement. The Manager also will pay all directors' fees and salaries of the Fund's directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Manager.

      Except for the expenses specifically assumed by the Manager, the Fund will pay all of its expenses, including, without limitation, fees of the directors not affiliated with the Manager and Board meeting expenses; fees of the Manager; fees of the Fund's administrator; interest charges; taxes; charges and expenses of the Fund's legal counsel and independent accountants, and of the transfer agent, registrar and dividend reinvestment and disbursing agent of the Fund; expenses of repurchasing shares of the Fund; expenses of printing and mailing share certificates, stockholder reports, notices, proxy statements and reports to governmental offices; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; expenses connected with negotiating, effecting purchases or sales or registering privately issued portfolio securities; fees and expenses of the Custodian and sub-custodians for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating and publishing the net asset value of the Fund's shares; expenses of membership in investment company associations; premiums and other costs associated with the acquisition of a mutual fund directors and officers errors and omissions liability insurance policy; expenses of fidelity bonding and other insurance premiums; expenses of stockholders' meetings; Securities and Exchange Commission ("SEC") and state blue sky registration fees; New York Stock Exchange listing fees; any fees payable by the Fund to the National Association of Securities Dealers, Inc.; and its other business and operating expenses.

4. (a) For the services provided and the expenses assumed pursuant to this Agreement, the Fund will pay to the Manager a monthly fee in arrears equal to 0.85% per annum of the Fund's average weekly net assets during the month (the "Management Fee"). The Fund authorizes the Manager to charge the Fund for the full amount of the Management Fee as it becomes due and payable pursuant to this Section 4.

      If the Manager shall serve for less than the whole of a month, the Management Fee shall be prorated.

      (b) In the event that the expenses of the Fund exceed any expense limitation which the Manager may, by written notice to the Fund, voluntarily declare to be effective with respect to the Fund, subject to such terms and conditions as the Manager may prescribe in such notice, the Management Fee due the Manager shall be reduced, and, if necessary, the Manager shall bear the Fund's expenses to the extent required by such expense limitation.

5. The Manager shall authorize and permit any of its directors, officers and employees who may be elected as directors or officers of the Fund to serve in the capacities in which they are elected.

6. The Manager shall not be liable to the Fund or any of its stockholders for any error of judgment, mistake of law, or any loss suffered by the Fund or any of its stockholders in connection with any act or omission in the performance of its obligations to the Fund or to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

7. (a) This Agreement shall become effective with respect to the Fund on the date of its execution and shall continue in effect with respect to the Fund for a period of more than two years from that date only so long as its continuance is specifically approved at least annually (i) by the vote of a majority of the Fund's Board or by the vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act ("Majority of the Outstanding Voting Securities") and (ii) by the vote of a majority of the Directors who are not parties to this Agreement or interested persons of any party hereto, cast in person at a meeting called for the purpose of voting on such approval; provided, however, that if the continuance of this Agreement is submitted to the stockholders of the Fund for their approval and such stockholders fail to approve such continuance of this Agreement as provided herein, the Manager may continue to serve hereunder in a manner consistent with the 1940 Act.

      (b) Either party hereto may at any time terminate this Agreement by not more than sixty days' written notice delivered or mailed by registered mail, postage prepaid, to the other party. Action by the Fund to terminate this Agreement under this paragraph (b) may be taken either (i) by vote of a majority of the Board, or (ii) by the affirmative vote of a Majority of the Outstanding Voting Securities of the Fund.

      (c) This Agreement shall terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).

      (d) Termination of this Agreement pursuant to this Section 7 shall be without the payment of any penalty.

8. Nothing in this Agreement shall limit or restrict the right of any of the Manager's principals, officers or employees who may also be a director, officer or employee of the Fund to engage in any other business or to devote his time and attention in part to management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Manager's right to engage in any other business or to render services of any kind to any other corporation, investment company, firm, individual or association. The investment management services provided by the Manager hereunder are not to be deemed exclusive, and the Manager shall be free to render similar services to others.

9. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (i) to the Manager at 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660 or (ii) to the Fund at 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

10. Concurrently with the execution of this Agreement, the Manager is delivering to the Fund a copy of Part II of its Form ADV, as revised, on file with the SEC. The Fund acknowledges receipt of such copy.

11. The Manager's investment authority shall include the authority to purchase, sell, cover open positions, and generally to deal in financial futures contracts ands options thereon, in accordance with the Fund's Registration Statements.

      The Manager will: (i) open and maintain brokerage accounts for financial futures and options (such accounts hereinafter referred to as "brokerage accounts") on behalf of and in the name of the Fund and (ii) execute for and on behalf of the Fund, standard customer agreements with a broker or brokers. The Manager may, using such of the securities and other property in the Fund as the Manager deems necessary or desirable, direct the custodian to deposit on behalf of the Fund, original and maintenance brokerage deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Manager deems desirable or appropriate.

      The Manager has delivered to the Fund a copy of its Disclosure Document, as amended, dated November 30, 2001, on file with the Commodity Futures Trading Commission. The Fund hereby acknowledges receipt of such copy.

12. The Manager has consented to the use of the name "PIMCO" by the Fund for so long as this Agreement remains in effect. In the event that this Agreement shall be terminated for any reason, and in the event that a subsequent investment management agreement with the Manager or any successor of the Manager is not entered into by the Fund, the Fund hereby agrees to take all reasonable action necessary to delete the name "PIMCO" from the name of the Fund.

13. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

   IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                         PIMCO STRATEGIC GLOBAL
Attest:                                  GOVERNMENT FUND, INC.

By: ---------------------------------    By: ---------------------------------
                                             Brent R. Harris
                                             Title: Chairman and President

                                         PACIFIC INVESTMENT
Attest:                                  MANAGEMENT COMPANY LLC

By: ---------------------------------    By: ---------------------------------
                                             R. Wesley Burns
                                             Title: Managing Director

                                                                     APPENDIX B

                 PIMCO Strategic Global Government Fund, Inc.
                    Report of the Audit Oversight Committee

   The Audit Oversight Committee (the "Committee") oversees the Fund's financial reporting process on behalf of the Board of Directors of the Fund (the "Board") and operates under a written Charter adopted by the Board. The Committee meets with the Fund's management ("Management") and independent public accountants and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee's and independent accountant's responsibilities, Management has advised that the Fund's financial statements were prepared in conformity with generally accepted accounting principles.

   The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP ("PwC"), the Fund's independent public accountants, the audited financial statements of the Fund for the fiscal year ended January 31, 2002. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Committee matters including, if applicable: (1) methods used to account for significant unusual transactions;
(2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles and certain other matters. The Committee has received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1 (requiring auditors to make written disclosures to and discuss with the Committee various matters relating to the auditor's independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to Dresdner RCM Global Investors LLC ("Dresdner RCM"), the Fund's investment manager during the last fiscal year, and any entity controlling, controlled by or under common control with Dresdner RCM that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund's independent auditors, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

   Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended January 31, 2002 be included in the Fund's Annual Report to stockholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Fund's independent public accountants.

Submitted March 19, 2002
Gregory S. Young, Chairman
Francis E. Lundy
James M. Whitaker

PIMCO STRATEGIC GLOBAL
GOVERNMENT FUND, INC.
840 NEWPORT CENTER DRIVE         PIMCO STRATEGIC GLOBAL GOVERNMENT FUND, INC.
SUITE 300
NEWPORT BEACH, CA 92660               THIS PROXY IS SOLICITED ON BEHALF OF
                                             THE BOARD OF DIRECTORS

                                 ANNUAL MEETING OF STOCKHOLDERS - JUNE 21, 2002

                                 The undersigned hereby appoints Jeffrey M.
                                 Sargent, Henrik P. Larsen and Garlin G. Flynn, and each of them, as his/her attorneys and proxies, with full power of substitution, to vote and act with respect to all shares of PIMCO Strategic Global Government Fund, Inc. (the "Fund") held by the undersigned at the Annual Meeting of Stockholders of the Fund to be held at 800 Newport Center Drive, 6th
                                 Floor, Newport Beach, California 92660, on
                                 June 21, 2002 at 10:00 a.m. Pacific time, or as adjourned from time to time (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof.

                                 When properly executed, this proxy will be voted in the manner specified herein by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                 Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

                                 PLEASE VOTE, SIGN AND DATE THIS PROXY AND
                                 RETURN IT IN THE ENCLOSED POSTAGE-PAID
                                 ENVELOPE.

                                 This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

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

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:               PIMCO1           KEEP THIS PORTION FOR YOUR RECORDS
-----------------------------------------------------------------------------------------------------------------------------
                                                                                          DETACH AND RETURN THIS PORTION ONLY
                                     THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
PIMCO STRATEGIC GLOBAL GOVERNMENT FUND, INC.

  The Board of Directors recommends that you vote FOR each of the following proposals.

                                                        For     Withhold     For All     To withhold authority to vote, mark
  1. To elect the Nominees listed below to serve        All        All       Except      "For All Except" and write the
     as members of the Fund's Board of Directors.                                        nominee's number on the line below
     01) Carter W. Dunlap, Jr.                          [_]        [_]         [_]
     02) Brent R. Harris                                                                 ____________________________________
     03) James M. Whitaker

                                                                                                   For     Against    Abstain
  2. To approve a new investment management agreement between the Fund and Pacific Investment      [_]       [_]        [_]
     Management Company, LLC

          Mark box at right if an address change or comment
          has been noted on the reverse side of this card.     [_]

Please be sure to sign and date this Proxy.



------------------------------------------                                    ---------------------------------------
Signature [PLEASE SIGN WITHIN BOX]    Date                                    Signature (Joint Owners)           Date

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